CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                  AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

        1.   The Form N-CSR of the Registrant  (the "Report")  fully complies
             with  the   requirements  of  Section  13(a)  or  15(d)  of  the
             Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 31, 2007            /s/ James A. Bowen
     ----------------------    ----------------------------------------------
                               James A. Bowen, Chairman of the Board,
                               President and Chief Executive Officer
                               (principal executive officer)


I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

        1.   The Form N-CSR of the Registrant  (the "Report")  fully complies
             with  the   requirements  of  Section  13(a)  or  15(d)  of  the
             Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 31, 2007           /s/ Mark R. Bradley
     ----------------------    ----------------------------------------------
                               Mark R. Bradley, Treasurer, Controller,
                               Chief Financial Officer and Chief
                               Accounting Officer
                               (principal financial officer)